UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No. ___________)

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JPMorgan Trust I

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JPMORGAN TRUST I
JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund

245 Park Avenue, New York, New York 10167
Toll-Free (800) 480-4111

June 21, 2010

Dear Shareholder,

The purpose of the enclosed information statement is to inform shareholders of each of the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund (each a “Fund”, and together the “Funds”), each a series of JPMorgan Trust I, a Delaware statutory trust (the “Trust”), of new subadvisory agreements between J.P. Morgan Investment Management Inc. (“JPMIM”), the Funds’ investment adviser, and each of Osterweis Capital Management LLC (“Osterweis”), TAMRO Capital Partners LLC (“TAMRO”) and Capital Guardian Trust Company (“CGTC”) (each a “Subadviser”, and together the “Subadvisers”).

On March 31, 2010, JPMIM entered into a new subadvisory agreement with Osterweis pursuant to which Osterweis is engaged by JPMIM, with the approval of the Trust’s Board of Trustees, to serve as a subadviser to each of the Funds.

On March 29, 2010, JPMIM entered into a new subadvisory agreement with TAMRO pursuant to which TAMRO is engaged by JPMIM, with the approval of the Trust’s Board of Trustees, to serve as a subadviser to each of the Funds.

On May 1, 2010, JPMIM entered into a new subadvisory agreement with CGTC pursuant to which CGTC is engaged by JPMIM, with the approval of the Trust’s Board of Trustees, to serve as a subadviser to each of the Funds.

After careful consideration, on February 24, 2010, the Trust’s Board of Trustees approved and adopted the subadvisory agreements between JPMIM and each of the Subadvisers and determined that the terms and conditions of the subadvisory agreements between JPMIM and each of the Subadvisers are fair to, and in the best interests of, each of the Funds and their respective shareholders.

As a matter of regulatory compliance, we are sending you this information statement, which describes the current management structure of the Funds, and the terms of the new subadvisory agreements with the Subadvisers.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Should you have any questions or need additional information, please call JPMorgan Funds at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President, JPMorgan Funds

IS-ACCESS-610

June 21, 2010

JPMORGAN TRUST I
JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund

245 PARK AVENUE,
NEW YORK, NEW YORK 10167
TOLL-FREE (800) 480-4111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.jpmorganaccessfunds.com.

This information statement is being furnished to shareholders of the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund (each a “Fund”, and together the “Funds”) of JPMorgan Trust I, a Delaware statutory trust (the “Trust”) in lieu of a proxy statement, pursuant to the terms of an exemptive order obtained by the Trust and JPMorgan Investment Management Inc. (“JPMIM”), the Funds’ investment adviser, from the Securities and Exchange Commission (the “SEC”).

The exemptive order permits JPMIM, subject to supervision and approval of the Trust’s Board of Trustees (the “Board”), to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable fund of the Trust. Pursuant to the exemptive order, shareholders will be notified of any changes in subadvisers. This information statement is being furnished to notify shareholders of the Funds that JPMIM has entered into three new subadvisory agreements (the “New Subadvisory Agreements”). On March 29, 2010, JPMIM entered into a new subadvisory agreement with TAMRO Capital Partners LLC (“TAMRO”), on March 31, 2010, JPMIM entered into a new subadvisory agreement with Osterweis Capital Management LLC (“Osterweis”), and on May 1, 2010, JPMIM entered into a new subadvisory agreement with Capital Guardian Trust Company (“CGTC”) (each a “Subadviser”, and together the “Subadvisers”), pursuant to which said Subadvisers are each engaged by JPMIM, with the approval of the Board, to serve as a subadviser to each of the Funds.

This information statement will be mailed on or about June 21, 2010.

At a meeting of the Board on February 24, 2010, after careful consideration, the Board, including a majority of the Board who are not parties to the New Subadvisory Agreements or “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party (the “Disinterested Trustees”), determined that the terms and conditions of the New Subadvisory Agreements are fair to, and in the best interests of each of the Funds and their respective shareholders and approved and adopted each of the New Subadvisory Agreements. Each New Subadvisory Agreement is substantially the same as the existing subadvisory agreements between JPMIM and the Funds’ current subadvisers. Copies of each of the New Subadvisory Agreements are attached as Annex A to this information statement.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

For more information about the New Subadvisory Agreements and other matters contemplated by the New Subadvisory Agreements, please review this information statement and each of the New Subadvisory Agreements attached to it as Annex A.

THE ADVISORY AGREEMENT

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Funds, pursuant to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, and except as delegated to one or more subadvisers, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. Any investment program undertaken by JPMIM will at all times be subject to the policies and control of the Trustees.

The Advisory Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, New York 10167. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

The investment advisory services that JPMIM provides to the Funds are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the respective Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for each of the Funds.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by JPMIM under the Advisory Agreement, the Funds have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to a percentage of each Funds’ average daily net assets as specified in the Access Funds Prospectus. JPMIM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Funds commenced operations on September 30, 2009. The table below sets forth the investment advisory fees paid or accrued by each Fund to JPMIM (waived amounts are in parentheses), for the period ended December 31, 2009 (amounts in thousands):

	Period Ended December 31, 2009
Fund	Paid/Accrued	Waived
JPMorgan Access Balanced Fund	$1,065,122	$(598,545)
JPMorgan Access Growth Fund	464,516	(320,529)

Investment Process

Each Fund uses a “multi-manager” investment strategy. JPMIM is the Adviser and sets each Fund’s overall investment strategies. J.P. Morgan Private Investments Inc. (“JPMPI”), Fiduciary Management, Inc. (“FMI”), Manning & Napier Advisors, Inc. (“M&N”) and TimesSquare Capital Management, LLC (“TimesSquare”) have been engaged by JPMIM to serve as subadvisers to each of the Funds.

JPMPI is responsible for the day to day management of each Fund. JPMPI allocates portions of each Fund’s assets to several subadvisers, who then manage their respective portions of the assets under the general supervision of JPMPI. JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest each Fund’s assets across the various asset classes and with the various subadvisers.

JPMPI and JPMIM use rigorous criteria to select subadvisers and underlying fund managers to manage certain portions of a Fund’s assets. In choosing investments and their allocations, JPMPI considers a number of factors including: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to a Fund of using actively (i.e. mutual funds) versus passively (i.e. ETFs) managed investment vehicles. By combining the strengths of different subadvisers and underlying fund managers, each Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other subadvisers and underlying fund managers.

In addition to selecting the Subadvisers and allocating each Fund’s assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Fund. JPMIM reviews the Fund’s portfolio holdings, evaluates the on-going performance of the Subadvisers and monitors concentration in a particular security or industry.

THE SUBADVISORY AGREEMENTS

Summary of Current Subadvisory Agreements

The subadvisory agreement entered into by JPMIM with JPMPI was approved by the Trustees, including a majority of the Disinterested Trustees, on June 11, 2009, and by the sole initial shareholder of the Fund on September 30, 2009, and became effective on August 27, 2009.

The subadvisory agreements entered into by JPMIM with each of FMI, M&N and TimesSquare were approved by the Trustees, including a majority of the Disinterested Trustees, on November 18, 2009 and became effective on December 2, 2009.

Each subadvisory agreement will continue in effect for a period of two years from the date of the anniversary of its execution, unless terminated sooner, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each of the subadvisory agreements provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the Advisory Agreement. Under the terms of the subadvisory agreements, JPMPI, FMI, M&N and TimesSquare are not liable to JPMIM, the Funds or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Funds or their shareholders, except in the case of each subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the subadvisory agreement.

JPMPI, FMI, M&N and TimesSquare are each independent of JPMIM and discharge their responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays each subadviser’s fees. JPMPI, a registered investment adviser, is an indirect wholly-owned subsidiary of JPMorgan Chase. JPMPI is an internationally diversified organization headquartered in New York, with operations in many areas of the financial services industry. FMI is a SEC registered investment adviser, founded in 1980 with $7 billion in assets under management as of December 31, 2009. FMI is owned by Ted D. Kellner and key employees. Ted Kellner owns 68% of FMI and Patrick J. English owns 24% of FMI. M&N is a SEC registered investment adviser, founded in 1970 with $28 billion in assets under management as of December 31, 2009. William Manning, founder is the majority owner of M&N. TimesSquare is a registered investment adviser with a focus on institutional clients, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., managed $11.8 billion in assets as of December 31, 2009. TimesSquare is an autonomous and independently operated majority-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG) with equity investments in a diverse group of investment management firms, including TimesSquare.

JPMPI is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of each of the Funds allocated to JPMPI. The aggregate annual rates of the fees payable by JPMIM to JPMPI for managing its portion of each Fund is .95%, expressed as a percentage of the average daily net assets of each Fund.

FMI, M&N and TimesSquare are paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Fund allocated to FMI, M&N and TimesSquare respectively. Because no Fund assets were allocated to FMI, M&N or TimesSquare as of December 31, 2009, no subadvisory fees were paid to FMI, M&N or TimesSquare during the Funds’ last fiscal year.

The Trust expects that differences in investment returns among the portions of the Fund managed by different subadvisers will cause the actual percentage of each Fund’s assets managed by each subadviser to vary over time. In general, a Fund’s assets once allocated to one subadviser will not be reallocated (or “rebalanced”) to another subadviser of the Fund. However, JPMIM and/or JPMPI may reallocate assets from one subadviser to another when deemed in the best interests of a Fund and its shareholders, including when the assets managed by a subadviser exceed that portion managed by any other subadviser to a Fund. In some instances, where a reallocation results in any rebalancing of a Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing subadviser to a portion of the Fund with a relatively lower total return.

New Subadvisory Agreement with TAMRO Capital Partners LLC

JPMIM has engaged TAMRO as a subadviser to each of the Funds, pursuant to the TAMRO Subadvisory Agreement, a copy of which is attached hereto as Annex A-1. TAMRO is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM. TAMRO, with principal offices at 1660 Duke Street Suite 200, Alexandria, VA 22314 is a SEC registered investment adviser, founded in 2000 with $1.4 billion in assets under management as of March 31, 2010. TAMRO is owned 68.5% by TAMRO Management LLC and 23.5% by Northern Lights Capital Partners, LLC. TAMRO Management LLC, with principal offices at 1660 Duke Street, Suite 200 Alexandria, VA 22314, is owned 45% by Philip D. Tasho and 22.5% by Kathleen B. Neumann.

The allocation of each Fund’s assets among JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC will be determined by JPMPI, subject to the review of JPMIM and the Trustees, in the best interests of each Fund and its respective shareholders. The Trust expects that differences in investment returns among the portions of each Fund to be managed by JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC will cause the actual percentage of each Fund’s assets to be managed by TAMRO to vary over time.

TAMRO will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Fund allocated to TAMRO. Because the term of the New Subadvisory Agreements with each of TAMRO, Osterweis and CGTC had not yet commenced, no subadvisory fees were paid to TAMRO, Osterweis or CGTC during the Funds’ last fiscal year. Because the fees paid to the Subadviser under the Subadvisory Agreement are not paid by the Funds but are paid by JPMIM out of the advisory fees JPMIM receives from the Funds, there is no change in the advisory fee paid by each Fund as a result of the addition of TAMRO as Subadviser to each Fund.

The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, TAMRO is not liable to JPMIM, the Funds or their respective shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Funds or their respective shareholders, except in the case of TAMRO’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

The table below illustrates the individuals who will serve as portfolio managers for the portion of each Fund’s assets allocated to FMI.

JPMORGAN ACCESS BALANCED FUND and JPMORGAN ACCESS GROWTH FUND

SUBADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
TAMRO Capital Partners LLC	Philip D. Tasho, Timothy A. Holland
The investment management team is led by Philip D. Tasho, CFA and Timothy A. Holland, CFA. Mr. Tasho serves as Principal, Chief Executive Officer and Chief Investment Officer of TAMRO. Mr. Tasho co-founded TAMRO in 2000.

Mr. Holland serves as a Co-Portfolio Manager and has been with TAMRO since 2005. Prior to TAMRO, Mr. Holland was an Equity analyst at Manley Asset Management, L.P. from 2000 to 2005.

TAMRO acts as an adviser and a subadviser to other funds whose investment objectives are similar to the Funds’, as shown in the table below.

Name of Fund	Investment Objective/Investment Style	Size of Fund as of March 31, 2010	Subadvisory Fee	Fee Waivers and Reimbursements
Aston/TAMRO Small Cap Fund	Small Cap Core	$953.2 million	50% of the Management Fee	None
Schwab Laudus Small-Cap MarketMasters Fund	Small Cap Core	$130 million	*	None

* Information regarding TAMRO’s subadvisory fee with respect to the Schwab Laudus Small-Cap Market Masters Fund has not been made available to the Funds for disclosure in this information statement in reliance on exemptive relief granted to the Charles Schwab Family of Funds.

Executive Officers and Managing Members of TAMRO Capital Partners LLC

Information regarding the principal executive officers and directors of TAMRO is set forth below. TAMRO’s address is 1660 Duke Street, Suite 200, Alexandria, VA 22314. The address for each of the persons listed below, as it relates to his or her duties with TAMRO, is the same as that of TAMRO.

Name	Position with Adviser	Principal Occupation
Philip D. Tasho	Principal, Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer
Kathleen B. Neumann	President	President
Betsy M. Markus	Chief Operating Officer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer

New Subadvisory Agreement with Osterweis Capital Management LLC

JPMIM has engaged Osterweis as a subadviser to each of the Funds, pursuant to the Osterweis Subadvisory Agreement, a copy of which is attached hereto as Annex A-2. Osterweis is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM. Osterweis, with principal offices at One Maritime Plaza Suite 800, San Francisco, CA 94111, is a SEC registered investment adviser, founded in 1983 with $4.7 Billion in assets under management as of March 31, 2010. Osterweis is wholly owned and controlled by several employees and two outside directors through several trusts. The Osterweis Revocable Trust, with principal offices at One Maritime Plaza, Suite 800 San Francisco, CA 94111, owns 47% of Osterweis and the Hellman Revocable Trust, with principal offices at One Maritime Plaza, 12th Floor San Francisco, CA 94111, owns 12.9% of Osterweis.

The allocation of each Fund’s assets among JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC will be determined by JPMPI, subject to the review of JPMIM and the Trustees, in the best interests of each Fund and its respective shareholders. The Trust expects that differences in investment returns among the portions of each of the Funds to be managed by JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC will cause the actual percentage of each Fund’s assets to be managed by Osterweis to vary over time.

Osterweis will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Fund allocated to Osterweis. Because the term of the New Subadvisory Agreements with each of TAMRO, Osterweis and CGTC had not yet commenced, no subadvisory fees were paid to TAMRO, Osterweis or CGTC during the Funds’ last fiscal year. Because the fees paid to the Subadviser under the Subadvisory Agreement are not paid by the Funds but are paid by JPMIM out of the advisory fees JPMIM receives from the Funds, there is no change in the advisory fee paid by each Fund as a result of the addition of Osterweis as Subadviser to each Fund.

The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, Osterweis is not liable to JPMIM, the Fund or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Funds or their shareholders, except in the case of Osterweis’ willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

The table below illustrates the individuals who will serve as portfolio managers for the portion of each Fund’s assets allocated to Osterweis.

JPMORGAN ACCESS BALANCED FUND and JPMORGAN ACCESS GROWTH FUND

SUBADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
Osterweis Capital Management LLC	John S. Osterweis Matthew K. Berler Stephen P. Moore Alexander Kovriga Gregory S. Hermanski
The investment management team is led by John S. Osterweis, Matthew K. Berler, Stephen P. Moore, Alexander Kovriga and Gregory S. Hermanski. Mr. Osterweis has served as President, Chief Investment Officer, and Director of Osterweis Capital Management, Inc. since April 1983 and Manager, President and Chief Investment Officer of Osterweis Capital Management, LLC since March 1997.

Mr. Berler has served as First Executive Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC since 2003.
Mr. Moore has served as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC since 2003.
Mr. Kovriga has served as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC since 2002.
Mr. Hermanski has served as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC since 2002.

Osterweis acts as an adviser to other funds whose investment objectives are similar to the Funds’, as shown in the table below.

Name of Fund	Investment Objective/Investment Style	Size of Fund as of March 31, 2010	Subadvisory Fee	Fee Waivers and Reimbursements
The Osterweis Fund	All Cap Core Equity	$1,024.36 million	1.00% on assets up to $500 million and 0.75% on assets over $500 million	None

Executive Officers and Directors of Osterweis Capital Management LLC

Information regarding the principal executive officers and directors of Osterweis is set forth below. Osterweis’ address is One Maritime Plaza, Suite 800, San Francisco, CA 94111. The address for each of the persons listed below, as it relates to his or her duties with Osterweis, is the same as that of Osterweis.

Name	Position with Adviser	Principal Occupation
John Osterweis	President	Chief Investment Officer
Warren Hellman	Outside Director	Private Equity Investor, Hellman and Friedman, LLC
Matthew Berler	First Executive Vice President	Portfolio Manager
Carl Kaufman	Vice President	Portfolio Manager
Steven Moore	Vice President	Portfolio Manager
Alexander (Sasha) Kovriga	Vice President	Portfolio Manager
Charlotte Hughes	Vice President	Portfolio Manager
Gregory Hermanski	Vice President	Portfolio Manager
Pamela Nichter	Vice President	Chief Financial Officer & Chief Operations Officer
Tully Friedman	Outside Director	Private Equity Investor, Friedman Fliescher & Lowe
Joseph Freihammer	Vice President	Analyst
Shawn Eubanks	Vice President	Director of Business Development
Catherine Halberstadt	Vice President	Director of Operations
Simon Lee	Vice President	Portfolio Manager
Thomas McKenna	Vice President	Senior Advisor
Zachary Perry	Vice President	Portfolio Manager
John Tavernetti	Vice President	Chief Compliance Officer

New Subadvisory Agreement with Capital Guardian Trust Company

JPMIM has engaged CGTC as subadviser to each of the Funds, pursuant to the CGTC Subadvisory Agreement, a copy of which is attached hereto as Annex A-3. CGTC is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM. CGTC with principal offices at 333 South Hope Street, Los Angeles, CA 90071, is a SEC registered investment adviser, founded in 1968 with $ 76.3 Billion in assets under management as of March 31, 2010. CGTC participates in equity and fixed-income markets in both developed and emerging economies on behalf of a diverse group of clients. CGTC is 100% owned by Capital Group International, Inc., which is the holding company for several U.S. and non-U.S. investment management firms. Capital Group International, Inc., with principal offices at 333 South Hope Street, Los Angeles, CA 90071, is 100% owned by The Capital Group Companies, Inc. The Capital Group Companies, with principal offices at 333 South Hope Street, Los Angeles, CA 90071, is 100% privately held by a group of approximately 400 investment and administrative employees (both active associates and recent retirees). It is the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services.

The allocation of each Fund’s assets among JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC will be determined by JPMIM, subject to the review of the Trustees, in the best interests of each Fund and its respective shareholders. The Trust expects that differences in investment returns among the portions of each Fund to be managed by JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC will cause the actual percentage of each Fund’s assets to be managed by CGTC to vary over time.

CGTC will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Fund allocated to CGTC. Because the term of the New Subadvisory Agreements with each of TAMRO, Osterweis and CGTC had not yet commenced, no subadvisory fees were paid to TAMRO, Osterweis or CGTC during the Funds’ last fiscal year. Because the fees paid to the Subadviser under the Subadvisory Agreement are not paid by the Funds but are paid by JPMIM out of the advisory fees JPMIM receives from the Funds, there is no change in the advisory fee paid by each Fund as a result of the addition of CGTC as Subadviser to each Fund.

The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, CGTC is not liable to JPMIM, the Funds or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Funds or their shareholders, except in the case of CGTC’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

The table below illustrates the individuals who will serve as portfolio managers for the portion of each Fund’s assets allocated to TimesSquare.

JPMORGAN ACCESS BALANCED FUND and JPMORGAN ACCESS GROWTH FUND

SUBADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
Capital Guardian Trust Company	Gerald Du Manoir William H. Hurt Todd S. James Shelby Notkin Ted Samuels
The investment management team is led by Gerald Du Manoir, William H. Hurt, Todd S. James, Shelby Notkin and Ted Samuels. Gerald Du Manoir serves as a Senior Vice President and global portfolio manager of Capital Guardian Trust Company. He joined The Capital Group Companies in 1990.

Mr. Hurt serves as a global portfolio manager and Senior Vice President of Capital Guardian Trust Company. He joined The Capital Group Companies in 1972.
Mr. James serves as a Senior Vice President of Capital Guardian Trust Company and manages the global equity portfolios. Mr. James joined The Capital Group Companies in 1985.
Mr. Notkin serves as Chairman of Capital Guardian Trust Company’s Personal Investment Management division and he is also a global portfolio manager. He joined The Capital Group Companies in 1993.
Mr. Samuels serves as a Senior Vice President, portfolio manager and Director of Capital Guardian Trust Company. He joined The Capital Group Companies in 1981.

CGTC acts as a subadviser to other funds whose investment objectives are similar to the Fund’s, as shown in the table below.

Name of Fund	Investment Objective/Investment Style	Size of Fund as of March 31, 2010	Subadvisory Fee	Fee Waivers and Reimbursements
Hirtle Callaghan International Equity Portfolio	International Equity	$423 million	On the first USD 25,000,000: 0.700% On the next USD 25,000,000: 0.550% One the next USD 200,000,000: 0.425% On assets over USD 250,000,000: 0.375%	None

Hirtle Callaghan Institutional International Equity Portfolio	International Equity	$644 million	On the first USD 25,000,000: 0.700% On the next USD 25,000,000: 0.550% On the next USD 200,000,000: 0.425% On assets over USD 250,000,000: 0.375%	None

New Covenant Growth Fund	All Country World ex-U.S. Equity	$111 million	On the first USD 25,000,000: 0.750% On the next USD 25,000,000: 0.600% On the next USD 200,000,000: 0.475% On assets over USD 250,000,000: 0.425%	None

Executive Officers and Trustees of Capital Guardian Trust Company

Information regarding the principal executive officers and directors of Capital Guardian is set forth below. Capital Guardian’s address is 333 South Hope Street, Los Angeles, CA 90071. The address for each of the persons listed below, as it relates to his or her duties with Capital Guardian, is the same as that of Capital Guardian.

Name	Position with Adviser	Principal Occupation
David I. Fisher	Director & Chairman	Portfolio Manager
Nancy J. Kyle	Director & Vice Chair	Portfolio Manager
Andrew F. Barth	Director & President	Portfolio Manager
Julius T. (Terry) Berkemeier	Director & Senior Vice President	Portfolio Manager
John B. Emerson	Director, Senior Vice President & President, PCS Division	Senior Business Manager—PCS
Michael A. Felix	Director, Senior Vice President & Treasurer	Treasurer
Todd S. James	Director & Senior Vice President	Portfolio Manager
Peter C. Kelly	Director, Senior Vice President & Senior Counsel	Senior Counsel
Lianne K. Koeberle	Director & Senior Vice President	Senior Manager — Marketing
Darcy B. Kopcho	Director & Senior Vice President	Portfolio Manager
Robert H. Neithart	Director & Senior Vice President	Portfolio Manager
Theodore R. Samuels	Director & Senior Vice President	Portfolio Manager
Eric H. Stern	Director & Senior Vice President	Portfolio Manager
Jill A. Sumiyasu	Director & Senior Vice President	Senior Manager — Portfolio Control
Lisa Thompson	Director & Senior Vice President	Portfolio Manager
Alan J. Wilson	Director & Senior Vice President	Portfolio Manager
Ellen O. Carr	Director & Vice President	Portfolio Manager

Board Review of the New Subadvisory Agreements

The New Subadvisory Agreements were each approved by the Trustees, including a majority of the Disinterested Trustees, on February 24, 2010.

The Board believes that the terms and conditions of the New Subadvisory Agreements are fair to, and in the best interests of each Fund and its respective shareholders.

In considering the New Subadvisory Agreements, the Trustees had before them information to evaluate: (i) the nature, extent and quality of services provided by each Subadviser; (ii) the costs of services provided and profitability to each Subadviser; (iii) potential ancillary benefits received by each Subadviser as a result of its relationship with the Funds; (iv) possible economies of scale; (v) the Funds’ Chief Compliance Officers’ evaluation of the sub-advisers’ compliance programs; (vi) fees relative to each Subadviser’s other clients; (vii) investment performance; and (viii) advisory fees and expense ratios.

The Trustees reviewed the New Subadvisory Agreements, pursuant to which each Subadviser will manage each Fund’s assets allocated to it (the “Assets”) subject to the general supervision of the Trustees, in accordance with each Fund’s investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. Each Subadviser will make investment decisions for its Assets, place purchase and sale orders for portfolio transactions for its Assets, and employ professional portfolio managers and securities analysts to provide research services to its Assets. Each Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Assets. In addition, each Subadviser will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Funds’ pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by the Subadviser that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser for the Funds. The Trustees also considered the quality of the investment research capabilities of each Subadviser and the other resources each Subadviser has dedicated to performing services for the Funds.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative The Trustees determined that the overall arrangement with each Subadviser, as provided in each New Subadvisory Agreement was fair and reasonable and that the New Subadvisory Agreement was in the best interests of each Fund and its respective shareholders.

The Board determined that (i) the subadvisory services offered by each Subadviser could reasonably be expected to complement the services provided by each Fund’s other subadvisers in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of each Subadviser’s portfolio management team was favorable on an absolute and relative basis, (iii) each Subadviser has experience in managing investment company assets and each Subadviser’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by each Subadviser are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

As of May 31, 2010, the Trustees and officers as a group owned less than 1% of the shares of the Fund. As of May 31, 2010, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds.

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPMORGAN ACCESS BALANCED FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	83.10%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.91%
CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.66%
INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.85%
SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.64%
JPMORGAN ACCESS GROWTH FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	85.06%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.87%

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.74%
INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.49%
SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.32%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

AFFILIATED BROKERAGE

The Funds commenced operations on September 30, 2009. The Funds did not pay any brokerage commissions to affiliated brokers for the period ended December 31, 2009.

SERVICE PROVIDERS

The Trust’s distributor is JPMorgan Distribution Services, Inc. (“JPMDS”). The Trust’s administrator is JPMorgan Funds Management, Inc. (“JPMFM”). The address of each of these entities is 245 Park Avenue, New York, New York 10167. The Trust’s custodian and fund accounting agent is JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017.

The Funds commenced operations on September 30, 2009. The Funds did not pay any brokerage commissions and the Funds own no securities of their regular broker-dealers (or their parents) for the period ended December 31, 2009.

The Funds commenced operations on September 30, 2009. The table below sets forth the 12b-1 fees paid by the Funds to JPMDS for the period ended December 31, 2009. Select Class and Institutional Class Shares do not pay 12b-1 fees.

Period Ended 12/31/09
Fund	Paid
JPMorgan Access Balanced Fund	$21
JPMorgan Access Growth Fund	21

The Funds commenced operations on September 30, 2009. The table below sets forth the shareholder service fees paid by the Funds to JPMDS for the period ended December 31, 2009.

	Period Ended 12/31/09 Class A Shares	Period Ended 12/31/09 Institutional Class Shares	Period Ended 12/31/09 Select Class Shares
Fund	Paid	Paid	Paid
JPMorgan Access Balanced Fund	$17	$4	$195,149
JPMorgan Access Growth Fund	16	4	84,509

The Funds commenced operations on September 30, 2009. The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to JPMFM for the period ended December 31, 2009 (amounts in thousands).

Period Ended 12/31/09
Fund	Paid
JPMorgan Access Balanced Fund	$94,224
JPMorgan Access Growth Fund	42,462

The Funds commenced operations on September 30, 2009. The table below sets forth the amounts each Fund paid to JPMorgan Chase Bank for custody and fund accounting services for the period ended December 31, 2009.

Period Ended 12/31/09
Fund	Paid
JPMorgan Access Balanced Fund	$123
JPMorgan Access Growth Fund	123

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request by writing to JPMorgan Funds Service Center, P.O. Box 8528, Boston, MA 02266, or by calling 1-800-480-4111.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account.

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

ANNEX A

ANNEX A-1

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
between
J. P. MORGAN INVESTMENT MANAGEMENT INC.
and
TAMRO CAPITAL PARTNERS LLC

INVESTMENT SUBADVISORY AGREEMENT, effective as of the day    of                 , 2010, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and TAMRO Capital Partners LLC (“Subadviser”), a corporation organized and existing under the laws of the State of Virginia.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of May 21, 2009 (“Advisory Agreement”) with J.P. Morgan Trust I, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a “Fund”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the “Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.    Appointment. Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Duties of the Subadviser

A.  Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.  Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)	regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment Program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)	comply with valuation procedures adopted by Board, including any amendments thereto, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)	provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(iv)	identify, process and track all class actions for any security held within the Fund managed by the Subadviser during its management.

(v)	provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C.  Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D.  Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E.  Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G.  Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H.  Proxy voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I.  Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J.  Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K.  Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser. As deemed necessary, the Adviser may direct the Subadviser to disclose to J.P. Morgan Private Investments, Inc. a list of the securities and other holdings of the Subadviser Assets.

3.    Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.    Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.    Indemnification.

a.  The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b.  The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.    Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.    Maintenance of Insurance. During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.    Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.    Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.    Representations of Subadviser. The Subadviser represents, warrants, and agrees as follows:

A.  The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.  The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii)

identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C.  Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.  The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

11.    Provision of Certain Information by Subadviser. The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) — 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.    Provision of Certain Information by the Adviser. The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.    Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.    Miscellaneous.

A.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.  Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.  Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.  Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.  Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.  Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Legal; Fax No. 212-648-1978.

All notices to Subadviser shall be sent to:

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Date:

Attest:	By:

(Title)

Date:

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND	RATE

ANNEX A-2

FORM OF
INVESTMENT SUBADVISORY AGREEMENT
between
J. P. MORGAN INVESTMENT MANAGEMENT INC.
and
OSTERWEIS CAPITAL MANAGEMENT, LLC

INVESTMENT SUBADVISORY AGREEMENT, effective as of the [  ]th day of March, 2010, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and Osterweis Capital Management, LLC (“Subadviser”), a corporation organized and existing under the laws of the State of California.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of May 21, 2009 (“Advisory Agreement”) with J.P. Morgan Trust I, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a “Fund”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the “Subadviser Assets”) and the Subadviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.    Appointment. Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Duties of the Subadviser

A.  Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Adviser may institute in writing. The Subadviser shall (a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.  Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Prospectus, and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)	regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment Program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)	comply with valuation procedures adopted by Board furnished to Subadviser, including any amendments thereto, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)	provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities;

(iv)	identify, process and track all class actions for any security held within the Fund managed by the Subadviser during its management; and

(v)	provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C.  Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D.  Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E.  Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent reasonably required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G.  Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H.  Proxy voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I.  Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J.  Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K.  Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser. As deemed necessary, the Adviser may direct the Subadviser to disclose to J.P. Morgan Private Investments, Inc. a list of the securities and other holdings of the Subadviser Assets.

3.    Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.    Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.    Indemnification.

a.  The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b.  The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.    Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser Assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.    Maintenance of Insurance. During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.    Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.    Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.    Representations of Subadviser. The Subadviser represents, warrants, and agrees as follows:

A.  The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.  The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii)

identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C.  Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.  The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

11.    Provision of Certain Information by Subadviser. The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) — 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.    Provision of Certain Information by the Adviser. The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.    Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.    Miscellaneous.

A.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.  Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition, the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.  Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.  Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.  Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.  Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Legal; Fax No. 212-648-1978.

All notices to Subadviser shall be sent to:

Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Date:

Osterweis Capital Management, LLC

Attest:	By:

(Title)

Date:

Appendix A

Fee Schedule

For the services provided by Subadviser with respect to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND	RATE

ANNEX A-3

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
between
J. P. MORGAN INVESTMENT MANAGEMENT INC.
and
CAPITAL GUARDIAN TRUST COMPANY

INVESTMENT SUBADVISORY AGREEMENT, effective as of the    day of May, 2010, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and Capital Guardian Trust Company (“Subadviser”), a corporation organized and existing under the laws of the State of California.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of May 21, 2009 (“Advisory Agreement”) with J.P. Morgan Trust I, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a “Fund”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the “Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.    Appointment. Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Duties of the Subadviser

A.  Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.  Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)	regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment Program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)	comply with valuation procedures adopted by Board, including any amendments thereto, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)	provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(iv)	identify, process and track all class actions for any security held within the Fund managed by the Subadviser during its management

(v)	provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C.  Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D.  Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E.  Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G.  Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H.  Proxy voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I.  Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J.  Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K.  Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser. As deemed necessary, the Adviser may direct the Subadviser to disclose to J.P. Morgan Private Investments, Inc. a list of the securities and other holdings and portfolio characteristics of the Subadviser Assets.

3.    Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.    Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.    Indemnification.

a.  The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b.  The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.    Non-Exclusivity.  The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.    Maintenance of Insurance.  During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.    Confidentiality.  Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.    Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.    Representations of Subadviser.  The Subadviser represents, warrants, and agrees as follows:

A.  The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.  The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the

Subadviser will comply with the reporting requirements of Rule 17j-1, which includes: (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets; (ii) identifying and promptly notifying Adviser of all material violations which have occurred with respect to the Subadviser Assets; and (iii) reporting to Adviser regarding all non-material violations of personal securities trading requirements which have occurred with respect to the Subadviser Assets by any portfolio manager involved with managing the Subadviser Assets, including those portfolio managers named in the prospectuses applicable to the Subadviser Assets.

C.  Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.  The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

11.    Provision of Certain Information by Subadviser.  The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) — 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.    Provision of Certain Information by the Adviser.  The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.    Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.    Miscellaneous.

A.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.  Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.  Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.  Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.  Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.  Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Legal; Fax No. 212-648-1978.

All notices to Subadviser shall be sent to:

Capital Guardian Trust Company 333 South Hope Street Los Angeles, CA 90071 Attn: Chief Administrative Officer Capital Group Private Client Services Division Fax: 213-486-9492

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Date:

Capital Guardian Trust Company

Attest:	By:

(Title)

Date:

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND	RATE